Exhibit 99.3

Fourth Quarter 2012 Results Package March 18, 2013

Fourth Quarter Highlights Posted 29% digital bookings(1) growth Bundled sales accounted for 68% of total bookings(2) Bundles generated over half of total bookings for the full year Continued to drive down costs Cut $33mm of expenses YoY in 4Q; $113mm of reductions for the full year. Achieved full year guidance 1

Sales Trends 11% 7% 29% 34% 32% 53% 26% 29% -14% -18% -16% -11% -13% -13% -13% -13% -18% -21% -22% -18% -21% -24% -22% -23% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Digital Total Print Bookings (year over year change) 2 -17% -15% -14% -13% -16% -12% -14% -14% 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 Digital Ad Sales(3) (year over year change) • Print bookings trends similar to industry performance • Solid digital bookings positively impacting total bookings performance • Overall ad sales remained in line with guidance 2

Revenue, EBITDA and Expense Trends $202 $193 $183 $168 $150 $141 $137 $133 $352 $334 $320 $301 1Q12 2Q12 3Q12 4Q12 Adjusted EBITDA Adjusted Expenses 43% 42% 43% (4) (4) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. $ millions Continued cost management drove strong EBITDA 3 44% • Continued cost management supporting stable margins  3

$6 ($4) $88 4Q12 Adj. EBITDA Cash Interest Capex Working Capital & Other 4Q12 Adj. Free Cash Flow 4Q12 Adjusted EBITDA To Adjusted Free Cash Flow $ millions (4) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures 4

$300 $311 $212 $220 $220 $958 $825 $801 $782 $782 $696 $599 $570 $541 $541 $620 $563 $533 $503 $503 $2,316 $2,183 $2,033 $1,951 $1,874 4Q11 1Q12 2Q12 3Q12 4Q12 Dex One Corp. RHD Inc. Dex East Dex West Cash $ millions Adjusted Net Debt(5) Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. 5 • Retired over $527 mm of debt during 2012  5

2012 Guidance 4th Quarter - YoY chg in Ad Sales (13%) to (14%) (14%) Net revenue $1,275 to $1,300 $1,300 Adjusted EBITDA(4) $535 to $565 $561 Adjusted Free cash flow $320 to $350 $335 Metrics Current Guidance Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. $ millions 6

Safe Harbor Statement Certain statements contained in this presentation regarding Dex One Corporation's future operating results, performance, business plans, prospects, guidance and any other statements not constituting historical fact are “forward-looking statements” subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Where possible, the words “believe,” “expect,” “anticipate,” “intend,” “should,” “will,” “would,” “planned,” “estimated,” “potential,” “goal,” “outlook,” “may,” “predicts,” “could,” or the negative of such terms, or other comparable expressions, as they relate to Dex One Corporation or its management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex One Corporation's current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex One Corporation. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex One Corporation's actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex One Corporation's publicly available reports filed with the SEC, which contain a discussion of various factors that may affect Dex One Corporation's business or financial results. Such risks and other factors, which in some instances are beyond Dex One Corporation's control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; our ability to collect trade receivables from customers to whom we extend credit; our ability to generate sufficient cash to service our debt; our ability to comply with the financial covenants contained in our debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; our ability to refinance or restructure our debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the company's and the company's subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting our business; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; our ability to maintain agreements with CenturyLink and AT&T and other major Internet search and local media companies; our reliance on thirdparty vendors for various services; and other events beyond our control that may result in unexpected adverse operating results. Dex One Corporation is not responsible for updating the information contained in this presentation beyond the published date, or for changes made to this document by wire services or Internet service providers. This presentation is being furnished to the SEC through a Form 8-K. The Company's Annual Report on Form 10-K for the period ended December 31, 2012 to be filed with the SEC may contain updates to the information included in this presentation. We reference non-GAAP financial measures in this presentation. Please see the appendix for a reconciliation of non-GAAP measures to the most comparable GAAP measures. 7

Endnotes 8 1) Bookings is a non-GAAP statistical measure that represents sales activity associated with our print directories and Internetbased marketing solutions during the period. Bookings associated with our local customers represent signed contracts during the period. Bookings associated with our national customers represent what has been published or fulfilled during the period. The year over year change in bookings is calculated by dividing the difference between bookings in the current period and bookings generated in the prior year divided by bookings generated in the prior year. 2) For local customers, bundles are defined as sales that include multiple media products and marketing services incorporated into one of a limited number customizable sets reflecting specified pricing terms. For national customers, bundles are defined as sales that comprise print and digital solutions or services sold concurrently. 3) Advertising sales is another non-GAAP statistical measure and consist of sales of advertising in print directories distributed during the period and Internet-based products and services with respect to which such advertising first appeared publicly during the period. The year over year change in ad sales is calculated by dividing the difference between ad sales in the current period and adjusted ad sales in the prior year divided by adjusted ad sales in the prior year. Adjustments might be made to prior year’s ad sales in an attempt to create a same store sales metric. 4) Adjusted EBITDA and adjusted costs exclude the following items in the applicable periods: gain on sale of assets, net; gains on debt transactions, net; stock based compensation, long-term incentive costs; and merger transaction and integration costs, and other one time items. 5) Represents principal outstanding, which includes the fair value discount. These figures differ from GAAP balances. 8

APPENDIX

Bank Loan Amortization Schedules 10 Note: Amortization schedules may change over time as a result of non-scheduled payments, such as optional prepayments. $ millions; as of 12/31/12 Please see the appendix for reconciliations of non-GAAP financial measures to the most comparable GAAP measures. RHD Inc. Dex East Dex West 3/31/2013 10.8 29.1 4.6 6/30/2013 10.8 29.1 4.6 9/30/2013 10.8 29.1 4.6 12/31/2013 10.8 29.1 4.6 3/31/2014 10.8 29.1 4.6 6/30/2014 10.8 29.1 4.6 9/30/2014 10.8 29.1 4.6 Maturity 706.7 337.0 470.7 TOTAL 782.5 540.9 503.2  10

GAAP Reconciliations: Adjusted EBITDA 11 EBITDA and Adjusted EBITDA are not measurements of operating performance computed in accordance with GAAP and should not be considered as a substitute for net income (loss) prepared in conformity with GAAP. In addition, EBITDA and Adjusted EBITDA may not be comparable to similarly titled measures of other companies. Management believes that these non-GAAP financial measures are important indicators of our operations because they exclude items that may not be indicative of, or related to, our core operating results, and provide a better baseline for analyzing our underlying business. Adjusted EBITDA for the three and twelve months ended December 31, 2012 is determined by adjusting EBITDA for (i) gain on Debt Repurchases, net and (ii) stock-based compensation expense and long-term incentive program (iii) Merger transactions and integration expenses. Adjusted EBITDA for the three months ended December 31, 2011 is determined by adjusting EBITDA for (i) impairment charges and (ii) stock-based compensation expense and long-term incentive program. Adjusted EBITDA for the twelve months ended December 31, 2011 is determined by adjusting EBITDA for (i) impairment charges, (ii) gain on sale of assets, net and (iii) stock-based compensation expense and long-term incentive program. $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-K. Please see accompanying reconciliation endnotes. Reconciliation of net income (loss) - GAAP to EBITDA and Adjusted EBITDA 2012 2011 2012 2011 Net income (loss) - GAAP (35.4) $ 5.5 $ 62.4 $ (519.0) $ Plus (less): tax provision (benefit) 10.0 18.0 6.9 (124.7) Plus: interest expense, net 44.3 55.7 196.0 226.8 Plus: depreciation and amortization 105.5 69.8 418.7 251.8 EBITDA 124.4 $ 149.0 $ 684.0 $ (165.1) $ Plus: Impairment charges (3) - - - 801.1 Less: Gain on Debt Repurchases, net (4) - - (139.6) - Less: Gain on sale of assets, net (5) - - - (13.4) Plus: Stock-based compensation expense and long-term incentive program 1.0 1.4 4.9 6.1 Plus: Merger transaction and integration expenses 7.4 - 11.8 - Adjusted EBITDA 132.8 $ 150.4 $ 561.1 $ 628.7 $ See accompanying Notes to Unaudited Condensed Consolidated Financial Statements and Non-GAAP Measures - Schedule 7. December 31, December 31, Three Months Ended Years Ended  11

Statement of Cash Flows and Debt Reduction 12 $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-K. Please see accompanying reconciliation endnotes. 2012 2011 2012 2011 Net cash provided by operating activities 87.1 $ 118.4 $ 348.5 $ 413.3 $ Investment activities: Additions to fixed assets and computer software (5.5) (8.9) (22.6) (28.1) Proceeds from sale of assets 0.1 0.2 0.1 15.5 Net cash used in investing activities (5.4) (8.7) (22.5) (12.6) Financing activities: Long-term debt repurchases and repayments - (47.5) (400.9) (254.6) Debt issuance costs and other financing items, net (5.5) - (10.8) 0.5 Increase (decrease) in checks not yet presented for payment 0.2 0.3 (0.2) (16.6) Net cash used in financing activities (5.3) (47.2) (411.9) (270.7) Increase (decrease) in cash and cash equivalents 76.4 62.5 (85.9) 130.0 Cash and cash equivalents, beginning of period 95.6 195.4 257.9 127.9 Cash and cash equivalents, end of period 172.0 $ 257.9 $ 172.0 $ 257.9 $ Non-cash financing activities: Issuance of Dex One Senior Subordinated Notes in lieu of cash interest payments (6) - $ - $ 17.9 $ - $ Reduction of debt from Debt Repurchases (4) - $ - $ (144.3) $ - $ Three Months Ended Years Ended December 31, December 31,   12

GAAP Reconciliations: Net Debt 4Q11 – 4Q12 13 $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-K. Please see accompanying reconciliation endnotes. Dec'12A: Sep'12A: Jun'12A: Mar'12A: Dec'11A: Debt ‐ GAAP 2,009.6 2,004.7 2,068.8 2,244.0 2,510.4 Less:Cash & Cash Equivalents (172.0) (95.6) (82.9) (115.2) (257.9) Net Debt: 1,837.6 1,909.1 1,985.9 2,128.8 2,252.4 Fair Value Discount: 36.7 41.6 47.4 53.7 63.2 Net Debt ‐ Eliminating Fair Value Discount 1,874.3 1,950.7 2,033.3 2,182.5 2,315.6 Reconciliation of Debt‐ GAAP to Net Debt and Net Debt‐eliminating fair value discount (4)(5)  13

GAAP Reconciliations: Adjusted Free Cash Flow 14 $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-K. Please see accompanying reconciliation endnotes.  14

GAAP Reconciliations: 2012 Guidance 15 $ millions Note: These schedules are preliminary and subject to change pending the Company's filing of its Form 10-Q. Please see accompanying reconciliation endnotes. Reconciliation of Adjusted EBITDA to operating income ‐ GAAP Full Year 2012 Adjusted EBITDA‐Midpoint 550 Less: Depreciation/Amortization (419) Adjusted Operating Income 131 Less: Stock Comp expense and LTIP (5) Operating Income ‐ GAAP Actuals 126 Reconciliation of Adjusted FCF to cash flow from operations ‐ GAAP Full Year 2012 Adjusted FCF ‐ Midpoint 335 Plus: Additions to fixed assets & computer software 23 Less: Merger & integration cash payments (9) Cash flow from operations ‐ GAAP 349  15

GAAP Reconciliations: Endnotes 16 Note: These schedules and notes are preliminary and subject to change pending the Company's filing of its Form 10-K. 1) The Company concluded there were indicators of impairment as of May 31, 2011. As a result, we performed impairment tests of our goodwill, definite-lived intangible assets and other long-lived assets as of May 31, 2011. The impairment testing results for recoverability of our definite-lived intangible assets and other long-lived assets indicated they were recoverable and thus no impairment test was required as of May 31, 2011. Based upon the testing results of our goodwill, we determined that the remaining goodwill assigned to each of our reporting units was fully impaired and thus recognized an aggregate goodwill impairment charge of $801.1 million during the second quarter of 2011, which was recorded at each of our reporting units. 2) On April 19, 2012, the Company utilized cash on hand of $26.5 million to repurchase $98.2 million aggregate principal amount of Dex One senior subordinated notes. On March 23, 2012, the Company utilized cash on hand of $69.5 million to repurchase loans under our credit facilities of $142.1 million. These debt transactions are hereby referred to as the "Debt Repurchases." The Debt Repurchases have been accounted for as an extinguishment of debt resulting in a non-cash, pre-tax gain of $139.5 million during the nine months ended September 30, 2012. 3) On February 14, 2011, we completed the sale of substantially all net assets of Business.com. As a result, we recognized a gain on sale of these assets of $13.4 million during the first quarter of 2011. 4) In conjunction with our adoption of fresh start accounting, an adjustment was established to record our outstanding debt at fair value on the Fresh Start Reporting Date. The Company was required to record our credit facilities at a discount as a result of their fair value on the Fresh Start Reporting Date. Therefore, the carrying amount of these debt obligations is lower than the principal amount due at maturity. This fair value adjustment is amortized as an increase to interest expense over the remaining term of the respective debt agreements and does not impact future scheduled interest or principal payments. The unamortized fair value adjustment resulting from fresh start accounting was $36.7 million at December 31, 2012. 5) Net debt represents total debt less cash and cash equivalents on the respective date. Net debt – eliminating fair value discount eliminates the fair value discount as a result of fresh start accounting described in Note 4 and represents principal amounts due at maturity.   16